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                                                                   Exhibit 10.22

                                LOAN AGREEMENT
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                                FIRST AMENDMENT
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     This First Amendment is made as of April 30, 1997 by and among BROOKS
AUTOMATION, INC., a Delaware corporation, BROOKS AUTOMATION CANADA CORP., a corporation organized under the laws of British Columbia, Canada, BROOKS AUTOMATION K.K., a stock corporation organized under the laws of Japan, BROOKS AUTOMATION LTD., a private company limited by shares organized under the laws of England, and BROOKS AUTOMATION MASSACHUSETTS SECURITIES CORP., a Massachusetts corporation (each a "Borrower" and collectively the "Borrowers") and USTRUST, a Massachusetts Trust Company (the "Bank").

     WHEREAS, the Borrowers entered into a Loan Agreement with the Bank dated June 25, 1996 (the "Loan Agreement") in connection with a $15,000,000 unsecured revolving line of credit; and

     WHEREAS, the Borrowers have requested and the Bank has consented to an extension of the Termination Date.

     NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein and of those contained in the Loan Agreement and of the faithful performance of said covenants and agreements, the Borrowers and the Bank covenant, agree, represent and warrant as follows:

     1. Terms. Terms defined in the Loan Agreement are used herein as so defined
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        unless otherwise specifically stated herein.

     2. Representations and Warranties. In order to induce the Bank to enter
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        into this First Amendment and to continue the credits provided in the
        Loan Agreement as amended hereby, the Borrowers hereby affirm and restate as of the date thereof and hereof all of the representations and warranties of the Borrowers contained in the Loan Agreement.

     3. Amendment. The definition of "Termination Date" in Section 1 on Page 6
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        of the Loan Agreement is amended and shall hereafter read as follows:

        "Termination Date. December 31, 1998."
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     4. Except as specifically amended hereby, all other terms and provisions of the Loan Agreement shall remain in full force and effect.
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     5. This First Amendment shall be binding upon and inure to the benefits of the parties hereto, their successors and assigns.

     EXECUTED as an instrument under seal after the date first above written.

USTRUST                                BROOKS AUTOMATION, INC.

By: \s\Robert L. Whitmore              By: \s\Signature appears here
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   Robert L. Whitmore, Vice President


                                       BROOKS AUTOMATION CANADA
                                       CORP.

                                       By:\s\Signature appears here
                                          ---------------------------


                                       BROOKS AUTOMATION K.K.

                                       By:\s\Signature appears here
                                          ---------------------------


                                       BROOKS AUTOMATION
                                       MASSACHUSETTS
                                       SECURITIES CORP.

                                       By:\s\Signature appears here
                                          ---------------------------


                                       BROOKS AUTOMATION LTD.

                                       By:\s\Signature appears here
                                          ---------------------------